Sale of Well Support Services Segment March 9, 2020

Important Disclosures Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe” “continue,” “could,” “expect,” “goal”, “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. Statements in this presentation regarding the Company that are forward-looking, including statements as to the anticipated benefits of the merger with C&J Energy Services, Inc. (the “transaction”), the amount and timing of synergies from the transaction, and future financial and operating results, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company's control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which the Company conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets the Company serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on the Company's operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) the Company's ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company's industry; (xiii) fluctuations in the market price of the Company's stock; (xiv) the level of, and obligations associated with, the Company's indebtedness; and (xv) other risk factors and additional information. For a more detailed discussion of such risks and other factors, see the Company's filings with the Securities and Exchange Commission (the "SEC"), including under the heading "Risk Factors" in Item 1A of the Company's Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2018, filed on February 27, 2019 and August 19, 2019, respectively, and in other periodic filings, available on the SEC website or www.NexTierOFS.com. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Non-GAAP Measures: This presentation includes discussion of proforma Adjusted EBITDA, which is a measure not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Adjusted EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization, along with certain items management does not consider in assessing ongoing performance. Reconciliation of proforma Adjusted EBITDA has not been provided because such reconciliation could not be produced without unreasonable effort. 2

Transaction Overview Non-core sale increases focus on core completions business NexTier to sell 100% of its Well Support Services (“WSS”) Overview segment to Basic Energy Services, Inc. (“Basic”) Total cash and cash equivalent consideration of $93.7 million, consisting of: • $59.35 million cash received at closing • $34.35 million of senior secured notes (“Notes”) of Basic. Consideration Notes includes make-whole guarantee to par value ($34.35 million) if held to the one-year anniversary date1. The make- whole guarantee is issued under a fund guarantee by Ascribe Capital, LLC (“Ascribe”), a private investment firm with approximately $3 billion in assets under management. 2.5x multiple to 2020E adjusted EBITDA2 Valuation 5.5x multiple to 2020E free cash flow3 Timing Transaction simultaneously signed and closed on March 9, 2020 1 Make-whole guarantee to par value provided independently by Ascribe Capital via a fund guarantee if held to the one-year anniversary (March 9, 2021). NexTier can sell the Notes at any time during the one-year period without make-whole protection. In the event of a Basic restructuring or a credit rating downgrade in conjunction with a change in control prior to the one-year anniversary, the make-whole guarantee accelerates the Notes to par value of $34.35 million. NexTier is entitled to semi- annual Note interest payments based on the 10.75% annual coupon throughout the holding period. 2 Adjusted EBITDA multiple calculated as total consideration of $93.7 million divided by consensus 2020 adjusted EBITDA for Well Support Services segment of $37 million. Excludes $6 million of annual corporate SG&A expense savings resulting from the sale. 3 Free cash flow multiple calculated as total consideration of $93.7 million divided by expected free cash flow of $17 million. Free cash flow calculated as consensus 2020 adjusted EBITDA for Well Support Services segment of $37 million less $20 million of estimated annual capital expenditures. Excludes $6 million of incremental annual corporate SG&A expense savings resulting from the sale. 3

Transaction Rationale Creating shareholder value and prioritizing returns over growth Elevates our position as one of the largest completions companies ✓ predominantly focused on U.S. land Furthers focus on core competencies; reduces labor complexity with ✓ Basic’s acquisition and absorption of WSS operations and employees Streamlines financial position through incremental annual expense savings of ✓ ~$6 million in corporate SG&A and the elimination of ~$20 million in capex1 Further strengthens balance sheet & provides flexibility to execute on value ✓ generative opportunities, including share repurchases & innovation investment Simplifies business structure and provides opportunity for valuation ✓ expansion due to sale of lower-multiple operations 1 Reflects annual SG&A and capital expenditures. 4

Dedicated Completions Focus

One of the largest U.S. land focused completions companies



Completion Services

- Hydraulic Fracturing
- Wireline
- Pumpdown

- 3rd largest provider of U.S. land completions
- Largest U.S. provider of wireline & pumpdown
- Proven strategy of bundling frac & wireline

Market position

- **#3** Hydraulic Fracturing
- **#1** Wireline & Pumpdown



Well Construction & Intervention Services

- Coiled Tubing
- Cementing

- Market-leader in high spec coiled tubing; two newbuild large diameter delivered 1Q'20
- One of the largest providers of oilfield cementing services; 3rd largest in Permian Basin

Market position

- **Top 3** High-spec Coiled Tubing[1]
- **Top 5** Cementing Services

Note: Market position data sourced from Spears & Associates, company estimates and public filings. [1] High-spec reflects large diameter units of 2-3/8" units or greater. Approximately 60% of our 25 coiled tubing units are considered high-spec.

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Attractive Deal Benefits

Accelerates free cash flow, lowers capex & reduces expenses

FCF

Accelerates ~5 years of free cash flow

Deal consideration reflects approximately 5 years of WSS expected free cash flow[1]

Capex

Reduces capex ~$20 million annually

Reduces annual capital expenditures directly associated with Well Support Services business

SG&A

Lowers SG&A ~$6 million annually

Provides incremental annual expense savings via reduced corporate SG&A resulting from lower operational scale and complexity

[1] Based on 2020E consensus estimates of $37 million adjusted EBITDA and ~$20 million of annual capital expenditures.

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Proceeds & Free Cash Flow Usage Greater financial flexibility to create value ✓ Balance Sheet Enhances balance sheet strength and increases Strengthening financial flexibility from increased cash position ✓ Capital Return Added flexibility to execute on share repurchase Execution program subject to assessment of market conditions1 ✓ Provides greater optionality to further invest in Asset innovation, including next generation frac Development equipment, where returns justify Our Commitment to Shareholders Create Maximize Prioritize shareholder shareholder returns uses of free cash value focusing on ROI flow generation 1 Capital return program authorized by NexTier Board in December 2019. 7

Multiple Expansion Opportunity Simplifying transaction provides opportunity for valuation accretion • NEX trades at a discount to peers, despite leading profitability per fleet, strong balance sheet and attractive free cash flow EV / 2020E EBITDA1 • Sale of WSS business, which carries multiple below core operations, should have accretive impact on overall NEX multiple 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x 0.0x NEX Peer Avg. Peer A Peer B Peer C Peer D Peer E 1 Source: FactSet as of 3/6/2020. Note: Peers include FTSI, LBRT, PTEN, PUMP, RES. 8

Investor Contacts: Daniel Jenkins Vice President, Investor Relations investors@NexTierOFS.com Marc Silverberg Managing Director (ICR)